EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K and into the Company's previously filed Registration Statements on Form S-8 (Registration Nos. 2-99389, 33-21699, 33-35288, 33-45386 and 33-45386) and Form S-3
(Registration No. 33-60485).




                                                     ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   December 19, 1996